Exhibit 10.43
FOURTH AMENDMENT TO
THE SPECTRANETICS CORPORATION
2006 INCENTIVE AWARD PLAN
THIS FOURTH AMENDMENT TO THE SPECTRANETICS CORPORATION 2006 INCENTIVE AWARD PLAN (this “Fourth Amendment”), dated as of April 15, 2008, is made and adopted by The Spectranetics Corporation (the “Company”). Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to them in the Plan (as defined below).
RECITALS
WHEREAS, the Company maintains The Spectranetics Corporation 2006 Incentive Award Plan, as amended by the First Amendment thereto, dated as of December 11, 2006, the Second Amendment thereto, dated as of June 19, 2007, and the Third Amendment thereto, dated as of August 13, 2007 (the “Plan”);
WHEREAS, as of December 7, 2007, the Company has suspended the formula Option grant provisions set forth in Section 5.3 of the Plan, and no further grants of Options shall be made to Independent Directors thereunder;
WHEREAS, the Company desires to amend the Plan as set forth herein; and
WHEREAS, pursuant to Section 14.1 of the Plan, the Plan may be amended at any time and from time to time with the approval of the Board of Directors of the Company.
NOW, THEREFORE, BE IT RESOLVED, that the Plan be amended as follows:
1. Section 5.3 of the Plan is hereby amended as follows:
a. The first sentence of Section 5.3(a) of the Plan is hereby amended to delete the phrase “During the term of the Plan” appearing therein and to substitute the phrase “During the period commencing on the Effective Date (as defined below) and ending on December 7, 2007” therefor.
b. The following new sentence is hereby added to the end of Section 5.3(a):
“Notwithstanding anything else in the Plan, no Option shall be granted pursuant to this Section 5.3, and no Independent Director shall have any right to receive an Option pursuant to this Section 5.3, following December 7, 2007.”
c. The second sentence of Section 5.3(a) of the Plan is hereby amended to delete the phrase “during the term of the Plan” appearing therein and to substitute the phrase “during the period commencing on the Effective Date and ending on December 7, 2007” therefor.

d. Section 5.3(c) of the Plan is hereby amended to delete the phrase “As of the Effective Date (as defined below)” appearing therein and to substitute the phrase “During the period commencing on the Effective Date and ending on December 7, 2007” therefor.
2. The following new Section 6.5 is hereby added to the Plan:
“6.5 Restricted Stock Granted to Independent Directors.
(a) Initial Grants. Effective as of April 15, 2008, during the term of the Plan, each individual who is newly elected or appointed as an Independent Director (a “Newly Elected Independent Director”) after April 15, 2008, shall, on the date of such individual’s initial election or appointment, automatically be granted an Award of 10,000 shares of Restricted Stock (the “Initial Grant”). Subject to the Independent Director’s continued service with the Company, each Initial Grant shall vest in full on the one-year anniversary of the date of grant.
(b) Annual Grants. Effective as of April 15, 2008, during the term of the Plan, each continuing Independent Director shall, on the date of each annual meeting of stockholders of the Company (an “Annual Meeting”), automatically be granted an Award of 5,000 shares of Restricted Stock (the “Annual Grant”), commencing as follows:
(i) For each Newly Elected Independent Director, (x) if the Initial Grant is made on the date of an Annual Meeting, the Annual Grant shall commence on the date of the next Annual Meeting following the Initial Grant, and (y) if the Initial Grant is not made on the date of an Annual Meeting, the Annual Grant shall commence on the date of the second Annual Meeting following the Initial Grant. For the avoidance of doubt, a Newly Elected Independent Director who is elected or appointed at an Annual Meeting shall receive (1) an Initial Grant (but not an Annual Grant) on the date of such Annual Meeting and (2) an Annual Grant on the date of the next Annual Meeting.
(ii) For each individual who is an existing Independent Director as of April 15, 2008, the Annual Grant shall commence on the date of the first Annual Meeting occurring on or after the date on which all Options held by such Independent Director as of April 15, 2008, have fully vested.
Subject to the Independent Director’s continued service with the Company, each Annual Grant shall vest in full on the one-year anniversary of the date of grant.”
3. This Fourth Amendment shall be effective as of the date hereof.

4. This Fourth Amendment shall be and is hereby incorporated in and forms a part of the Plan.
5. Except as set forth herein, the Plan shall remain in full force and effect.
I hereby certify that the foregoing Fourth Amendment was duly adopted by the Board of Directors of The Spectranetics Corporation on April 15, 2008.
Executed on this 15th day of April, 2008.

By:	/s/ Roger Wertheimer

Name: Roger Wertheimer
Title: General Counsel & Vice President, Human Resources